UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 11, 2021

Date of Report (Date of earliest event reported)

VENUS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40024	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

477 Madison Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-393-6713

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/10 of an ordinary share	VENAU	The Nasdaq Stock Market LLC
Ordinary Share	VENA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half ordinary share	VENAW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	VENAR	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On February 8, 2021, the registration statement (File No. 333-251507) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Venus Acquisition Corporation, a Cayman Islands exempt company (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated February 8, 2021, by and between the Company and Ladenburg Thalmann & Co., Inc., as representative of the underwriters;
●	A Warrant Agreement, dated February 8, 2021, by and between the Company and Vstock Transfer LLC;
●	A Rights Agreement, dated February 8, 2021, by and between the Company and Vstock Transfer LLC;
●	Insider Letter Agreements, dated February 8, 2021, by and between the Company and each of the initial shareholders, officers and directors of the Company;
●	An Investment Management Trust Agreement, February 8, 2021, by and between the Company, Wilmington Trust, National Association and Vstock Transfer LLC;
●	A Rights Agreement dated as of February 8, 2021 by and between the Company and Vstock Trasnfer LLC; and
●	A Registration Rights Agreement, dated February 8, 2021, by and between the Company and the initial shareholders of the Company.

The material terms and conditions of the above agreements of the Company are fully described in the Company’s Registration Statement as filed with the Securities and Exchange Commission.

On February 11, 2021, the Company consummated the IPO of 4,000,000 units (the “Units”). In addition, the underwriters exercised in full the over-allotment option for an additional 600,000 Units on such date, resulting in the issuance and sale of an aggregate of 4,600,000 Units.

Each Unit consists of one ordinary share, par value $0.001 per share (“Share”), one warrant (“Warrant”) entitling its holder to purchase one-half of one Share at a price of $11.50 per Share, and one right to receive one-tenth (1/10) of one Share upon the consummation of the Company’s initial business combination.

The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $46,600,000.

In addition, the Company sold to Ladenburg Thalmann & Co., Inc., for $75, a total of 75,000 Shares.

As of February 11, 2021, a total of $46,460,000 of the net proceeds from the IPO and the Private Placement Unit Purchase Agreement transaction completed with the Sponsor (as described in Item 3.02 below), Yolanda Management Corporation, were deposited in a trust account established for the benefit of the Company’s public shareholders, established with Wilmington Trust, National Association acting as trustee, at an account at Morgan Stanley.

An audited balance sheet as of February 11, 2021 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement Unit Purchase Agreement (as defined below) will be included on a Current Report on Form 8-K to be filed by the Company within four (4) business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with its sponsor, Yolanda Management Corporation, a British Virgin Islands company (“Sponsor”) for the purchase of 225,000 Units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,250,000, pursuant to the Private Placement Unit Purchase Agreement dated August 21, 2019, a copy of which was filed as an exhibit to the Registration Statement as Exhibit 10.5 to the Registration Statement as filed with the Commission.

The Sponsor has previously loaned the Company the sum of $289,000, evidenced by a note dated as of December 20, 2020 (as previously filed as Exhibit 10.9 to the Registration Statement) which loan was payable upon the earlier of completion of the IPO or December 31, 2021. In connection with the completion of the IPO, the Sponsor instructed the Company to offset payment of the note with a corresponding portion of the subscription price for the Private Unit purchase.

Each Private Unit purchased by the Sponsor consists of one Shares, one right to receive one-tenth (1/10) of a Share upon the consummation of a business combination and one private placement warrant exercisable to purchase one-half of one Share at a price of $11.50 per whole share.

The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Units and the original Shares (1,150,000 Ordinary Shares) acquired by it. The Sponsor, as holder of the 1,150,000 ordinary shares and the Private Units, and units that may be issued on conversion of working capital loans which may be obtained by the Company in the future (and any securities underlying the private placement units and the working capital loans) will be entitled to registration rights pursuant to the registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities for resale under the Securities Act of 1933, as amended. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company’s completion of a business combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 8.01 Other Events.

On February 11, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the effectiveness of the Registration Statement and the pricing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 8, 2021, by and between the Registrant and Ladenburg Thalmann & Co., Inc. as representative of the underwriters;

4.1	Warrant Agreement, dated February 8, 2021, by and between Vstock Transfer LLC and the Registrant

4.2	Rights Agreement, dated February 8, 2021, by and between Vstock Transfer LLC and the Registrant

10.1	Insider Letter Agreement, dated February 8, 2021, by and between the Registrant, Ladenburg Thalmann & Co., Inc. and each of the initial stockholders, officers and directors of the Registrant

10.2	Investment Management Trust Agreement, dated February 8, 2021, by and between Wilmington Trust, National Association and the Registrant.

10.3	Registration Rights Agreement, dated February 8, 2021, by and between the Registrant and the Sponsor, Yolanda Management Corporation.

99.1	Press Release, dated February 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS ACQUISITION CORPORATION

By:	/s/ Yanming Liu
Yanming Liu
Chief Executive Officer

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